EXHIBIT 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Quanta Capital Holdings Ltd. (the ‘‘Company’’) on Form 10-Q for the fiscal quarter ended September 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the ‘‘Report’’) and pursuant to 18 U.S.C. Section 1350, as adopted in Section 906 of the Sarbanes-Oxley Act of 2002, I, Jonathan J. R. Dodd, Interim Chief Financial Officer of the Company, certify that to the best of my knowledge:

1.	The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 14, 2005

/s/ Jonathan J.R. Dodd
Jonathan J. R. Dodd
(Principal Financial Officer)